AMENDMENT NO. 4 TO NOTE PURCHASE AGREEMENT

AMENDMENT NO. 4 TO NOTE PURCHASE AGREEMENT, dated as of the ____ day of May, 2008 by and among the New Investors (as defined below) and NEONODE INC., a Delaware corporation (together with its successors by merger or otherwise, referred to herein as the "Company").

Background: Pursuant to a Note Purchase Agreement, dated as of July 31, 2007 (the "Note Purchase Agreement"), the Company made an offering (the "Offering") of notes, due December 31, 2007, bearing 8% interest and convertible into equity of the Company or its successors, in aggregate principal amount of $3,000,000 (the "New Notes") to accredited and non-US investors (collectively in this capacity, the "New Investors"). Capitalized terms not otherwise defined herein have the same meaning as in the Note Purchase Agreement. The Amendment shall also effect an amendment to the New Notes.

Pursuant to the Amendment to Note Purchase Agreement, dated as of August 1, 2007, the New Investors and the Company, among other things, granted Ellis International LP ("Ellis") an option, exercisable at any time prior to December 31, 2007, to purchase up to $750,000 of New Notes at a price equal to the principal amount thereof with the right to convert such New Notes into equity of the Company on the same terms as the other New Notes previously purchased pursuant to the Note Purchase Agreement, regardless whether the other New Notes were converted (the "Option").

Pursuant to Amendment No. 3 to Note Purchase Agreement, dated as of March 24, 2008, the New Investors and the Company, among other things, extended the expiration date of the Option from March 31, 2008 to June 30, 2008.

Pursuant to Amendment No.1 to Senior Secured Notes, dated September 10, 2007, the New Investors and the Company extended the Maturity Date of the New Notes from December 31, 2007 to June 30, 2008.

The Company plans to offer to holders of certain of its outstanding warrants the right to exercise such warrants in exchange for shares of its Common Stock and additional Warrants at a reduced exercise price (the "Warrant Offering").

The Company and the New Investors wish to (i) extend the expiration date of the Option from June 30, 2008 to December 31, 2008, (ii) extend the maturity date of the New Notes from June 30, 2008 to December 31, 2008 and (iii) issue to the New Investors new Common Stock Purchase Warrants under the terms and conditions set forth below.

NOW THEREFORE, in consideration of the mutual promises, representations and warranties made each to the other, the parties agree that the Note Purchase Agreement and the New Notes are hereby amended and supplemented as follows:

1. Effective on the Effective Date (as defined below), the undersigned New Investors and the Company hereby agree that the expiration date of the Option is hereby

extended from June 31, 2008 to December 31, 2008. Without limitation on the foregoing, the New Investors waive any right to participate in the offering of New Notes to Ellis as provided in the Option.

2. Effective on the Effective Date, the Company and the undersigned New Investors agree that the New Notes (i) shall be extended and shall be due and payable on December 31, 2008, and (ii) shall not be prepayable by the Company without the consent of the Requisite Majority of New Investors (except that New Notes can be surrendered as payment in the Warrant Offering).

3. Each of the undersigned New Investors has had access at the EDGAR Website of the Securities and Exchange Commission to the Company's Form 10-K filed on April 15, 2008 for the fiscal year ended October 31, 2007, together with all subsequent filings made with the Commission available at the EDGAR website (hereinafter referred to collectively as the "Reports") and to the Company Disclosure Letter in the form attached hereto as Exhibit B.

4. Each of the undersigned New Investors hereby confirms, that the securities issuable hereunder will be acquired for investment for the New Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the New Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The undersigned New Investor represents and warrants that the New Investor has no contract, understanding, agreement or arrangement with any person to sell or transfer or pledge to such person or anyone else any of the securities issuable hereunder (in whole or in part) or any interest therein; and the New Investor represents and warrants that the New Investor has no present plans to enter into any such contract, undertaking, agreement or arrangement.

5. On the Effective Date, the Company will issue to each New Investor a three year warrant in substantially the form attached hereto as Exhibit A, exercisable to purchase a number of shares of Common Stock equal to 50% of the number of shares of Common Stock included in the Units issuable upon conversion of the principal amount of New Notes as if converted on the Effective Date after giving effect to the Warrant Offering; provided that as a condition of receiving such warrants, each New Investor must sign a letter making the representations substantially as set forth in Section 4 above.

6. The Warrant Offering will have similar anti-dilution effects on the New Notes and warrants previously issued to New Investors in connection with prior amendments to the Note Purchase Agreement as provided for in the Company's Securities Purchase Agreement, dated September 10, 2007.

7. Except as explicitly amended as set forth in this Amendment, the terms and provisions of the Note Purchase Agreement and New Notes shall continue in full force and effect.

8. This Amendment shall be effective (a) when duly executed by the Company and New Investors who constitute the Required Holders and (b) upon a closing of the Warrant Offering (the "Effective Date").

9. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute a single instrument.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals on the day and year first above written.

THE COMPANY:
NEONODE INC.

By: ______________________________

NEW INVESTORS:

[ ]

By: ______________________________
Name:

[ ]

By: ______________________________
Name:

[ ]

By: ______________________________
Name:

[ ]

By: ______________________________
Name: